UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of Earliest event reported): August 12, 2004

Apco Argentina Inc.

(Exact Name of Registrant as Specified in Its charter)

Cayman Islands	0-8933	98-0199453

(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center
Mail Drop 26-4
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices)

918/573-2164
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
INDEX TO EXHIBITS
Press Release
Summary of Earnings

Item 7. Financial Statements and Exhibits.

     (a) None

     (b) None

     (c) Exhibits

Exhibit 99.1	Copy of Apco’s press release dated August 12, 2004, publicly announcing its financial results for the second quarter of 2004.

Exhibit 99.2	Summary of Earnings

Item 9. Regulation FD Disclosure.

See Item 12. Results of Operations and Financial Condition.

Item 12. Results of Operations and Financial Condition.

     On August 12, 2004, Apco Argentina Inc. (“Apco”) issued a press release announcing its financial results for the quarter ended August 12, 2004. A copy of the press release and the accompanying summary of earnings are furnished as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

     The above information is being furnished pursuant to Items 9 and 12 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO ARGENTINA INC.
Date: August 12, 2004	By:	/s/ Brian K. Shore
		Name:	Brian K. Shore
		Title:	Secretary

INDEX TO EXHIBITS

Exhibit
Number	DESCRIPTION
99.1	Copy of Apco’s press release dated August 12, 2004.

99.2	Summary of Earnings.